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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    November 12, 2003


                             PARTY CITY CORPORATION
             (Exact name of registrant as specified in its chapter)


         Delaware                   0-27826                22-3033692
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(State or other jurisdiction     (Commission       (IRS Employer Identification
      of incorporation)          File Number)                 No.)


    400 Commons Way, Rockaway, NJ                             07866
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (973) 983-0888


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Item 12. Results of Operations and Financial Condition

         On November 12, 2003, Party City Corporation (the "Company") announced its sales results for the five week period ended November 1, 2003.

         A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PARTY CITY CORPORATION


                                               By:   /s/ Linda M. Siluk
                                               -------------------------------
                                               Name:  Linda M. Siluk
                                               Title: Chief Financial Officer

Date:  November 12, 2003


                                 EXHIBIT INDEX

Exhibit
Number        Description
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99.1          Press Release issued by Party City Corporation, dated November 12,
              2003, regarding sales results for the five week period ended
              November 1, 2003.